EXHIBIT 21
LIST OF THE SUBSIDIARIES OF FELCOR LODGING LIMITED PARTNERSHIP

(as of December 31, 2009

	Name	State and Form of Organization
1.	BHR Canada Tenant Company	Nova Scotia, Canada – Unlimited Liability Company

2.	BHR Lodging Tenant Company	Delaware – Corporation

3.	BHR Operations, L.L.C.	Delaware – Limited Liability Company

4.	Brighton at Kingston Plantation, L.L.C.	Delaware – Limited Liability Company

5.	DJONT Leasing, L.L.C.	Delaware – Limited Liability Company

6.	DJONT Operations, L.L.C.	Delaware – Limited Liability Company

7.	DJONT/Charlotte Leasing, L.L.C.	Delaware – Limited Liability Company

8.	DJONT/CMB Buckhead Leasing, L.L.C.	Delaware – Limited Liability Company

9.	DJONT/CMB Corpus Leasing, L.L.C.	Delaware – Limited Liability Company

10.	DJONT/CMB Deerfield Leasing, L.L.C.	Delaware – Limited Liability Company

11.	DJONT/CMB FCOAM, L.L.C.	Delaware – Limited Liability Company

12.	DJONT/CMB New Orleans Leasing, L.L.C.	Delaware – Limited Liability Company

13.	DJONT/CMB Orsouth Leasing, L.L.C.	Delaware – Limited Liability Company

14.	DJONT/CMB Piscataway Leasing, L.L.C.	Delaware – Limited Liability Company

15.	DJONT/CMB SSF Leasing, L.L.C.	Delaware – Limited Liability Company

16.	DJONT/EPT Leasing, L.L.C.	Delaware – Limited Liability Company

17.	DJONT/EPT Manager, Inc. (f/k/a DJONT/Promus Manager, Inc.)	Delaware – Corporation

18.	DJONT/Indianapolis Leasing, L.L.C.	Delaware – Limited Liability Company

19.	DJONT/JPM Atlanta ES Leasing, L.L.C.	Delaware – Limited Liability Company

20.	DJONT/JPM Austin Leasing, L.P.	Delaware – Limited Partnership

21.	DJONT/JPM Austin Tenant Co., L.L.C.	Delaware – Limited Liability Company

22.	DJONT/JPM Boca Raton Leasing, L.L.C.	Delaware – Limited Liability Company

23.	DJONT/JPM BWI Leasing, L.L.C.	Delaware – Limited Liability Company

24.	DJONT/JPM Hospitality Leasing Holdco (SPE), L.L.C.	Delaware – Limited Liability Company

25.	DJONT/JPM Hospitality Leasing (SPE), L.L.C.	Delaware – Limited Liability Company

26.	DJONT/JPM Leasing, L.L.C.	Delaware – Limited Liability Company

27.	DJONT/JPM Orlando Leasing, L.L.C.	Delaware – Limited Liability Company

28.	DJONT/JPM Phoenix Leasing, L.L.C.	Delaware – Limited Liability Company

29.	DJONT/JPM Wilmington Leasing, L.L.C.	Delaware – Limited Liability Company

30.	E.S. Charlotte Limited Partnership	Delaware – Limited Partnership

31.	E.S. North, an Indiana Limited Partnership	Indiana – Limited Partnership

32.	EPT Atlanta-Perimeter Center Limited Partnership	Delaware – Limited Partnership

33.	EPT Austin Limited Partnership	Delaware – Limited Partnership

34.	EPT Kansas City Limited Partnership	Delaware – Limited Partnership

35.	EPT Meadowlands Limited Partnership	Delaware – Limited Partnership

36.	EPT Raleigh Limited Partnership	Delaware – Limited Partnership

37.	FCH/DT BWI Holdings, L.P. (f/k/a B.D. Eastrich BWI No. 1 Limited Partnership)	Delaware – Limited Partnership

38.	FCH/DT BWI Hotel, L.L.C.	Delaware – Limited Liability Company

39.	FCH/DT Holdings, L.P.	Delaware – Limited Partnership

40.	FCH/DT Hotels, L.L.C.	Delaware – Limited Liability Company

41.	FCH/HHC Hotels, L.L.C.	Delaware – Limited Liability Company

42.	FCH/HHC Leasing, L.L.C.	Delaware – Limited Liability Company

43.	FCH/IHC Hotels, L.P.	Delaware – Limited Partnership

44.	FCH/IHC Leasing, L.P.	Delaware – Limited Partnership

45.	FCH/JVEIGHT Leasing, L.L.C. (f/k/a FCH/Interstate Leasing, L.L.C. and FCH/Deerfield Development Co., L.L.C.)	Delaware – Limited Liability Company

46.	FCH/PSH, L.P. (f/k/a Rouse & Associates-SHS)	Pennsylvania – Limited Partnership

47.	FCH/SH Leasing, L.L.C.	Delaware – Limited Liability Company

48.	FCH/SH Leasing II, L.L.C.	Delaware – Limited Liability Company

49.	FelCor Burlington Land, L.L.C.	Delaware – Limited Liability Company

50.	FelCor Canada Co.	Nova Scotia, Canada – Unlimited Liability Company

51.	FelCor Canada Holding GP, L.L.C.	Delaware – Limited Liability Company

52.	FelCor Canada Holding, L.P.	Delaware – Limited Partnership

53.	FelCor Chat-Lem, L.L.C.	Delaware – Limited Liability Company

54.	FelCor Eight Hotels, L.L.C.	Delaware – Limited Liability Company

55.	FelCor Escrow Holdings, L.L.C.	Delaware – Limited Liability Company

56.	FelCor Esmeralda (SPE), L.L.C.	Delaware – Limited Liability Company

57.	FelCor Esmeralda Leasing (SPE), L.L.C.	Delaware – Limited Liability Company

58.	FelCor Hotel Asset Company, L.L.C.	Delaware – Limited Liability Company

59.	FelCor Hotel Operating Company, L.L.C.	Delaware – Limited Liability Company

60.	FelCor Lodging Holding Company, L.L.C.	Delaware – Limited Liability Company

61.	FelCor Napa Development, L.L.C.	Delaware – Limited Liability Company

62.	FelCor Omaha Hotel Company, L.L.C.	Delaware – Limited Liability Company

63.	FelCor Pennsylvania Company, L.L.C.	Delaware – Limited Liability Company

64.	FelCor St. Pete (SPE), L.L.C.	Delaware – Limited Liability Company

65.	FelCor St. Pete Leasing (SPE), L.L.C.	Delaware – Limited Liability Company

66.	FelCor TRS Borrower 1, L.P.	Delaware – Limited Partnership

67.	FelCor TRS Borrower GP 1, L.L.C.	Delaware – Limited Liability Company

68.	FelCor TRS Borrower 4, L.L.C.	Delaware – Limited Liability Company

69.	FelCor TRS Guarantor, L.P.	Delaware – Limited Partnership

70.	FelCor TRS Guarantor GP, L.L.C.	Delaware – Limited Liability Company

71.	FelCor TRS Holdings, L.L.C.	Delaware – Limited Liability Company

72.	FelCor/Charlotte Hotel, L.L.C.	Delaware – Limited Liability Company

73.	FelCor/CMB Buckhead Hotel, L.L.C.	Delaware – Limited Liability Company

74.	FelCor/CMB Corpus Holdings, L.P.	Delaware – Limited Partnership

75.	FelCor/CMB Corpus Hotel, L.L.C.	Delaware – Limited Liability Company

76.	FelCor/CMB Deerfield Hotel, L.L.C.	Delaware – Limited Liability Company

77.	FelCor/CMB Marlborough Hotel, L.L.C.	Delaware – Limited Liability Company

78.	FelCor/CMB New Orleans Hotel, L.L.C.	Delaware – Limited Liability Company

79.	FelCor/CMB Orsouth Holdings, L.P.	Delaware – Limited Partnership

80.	FelCor/CMB Orsouth Hotel, L.L.C.	Delaware – Limited Liability Company

81.	FelCor/CMB Piscataway Hotel, L.L.C.	Delaware – Limited Liability Company

82.	FelCor/CMB SSF Holdings, L.P.	Delaware – Limited Partnership

83.	FelCor/CMB SSF Hotel, L.L.C.	Delaware – Limited Liability Company

84.	FelCor/CSS Holdings, L.P.	Delaware – Limited Partnership

85.	FelCor/CSS Hotels, L.L.C.	Delaware – Limited Liability Company

86.	FelCor/CSS (SPE), L.L.C.	Delaware – Limited Liability Company

87.	FelCor/Indianapolis Hotel, L.L.C.	Delaware – Limited Liability Company

88.	FelCor/Iowa-New Orleans Chat-Lem Hotel, L.L.C.	Delaware – Limited Liability Company

89.	FelCor/JPM Atlanta ES Hotel, L.L.C.	Delaware – Limited Liability Company

90.	FelCor/JPM Austin Holdings, L.P.	Delaware – Limited Partnership

91.	FelCor/JPM Austin Hotel, L.L.C.	Delaware – Limited Liability Company

92.	FelCor/JPM Boca Raton Hotel, L.L.C.	Delaware – Limited Liability Company

93.	FelCor/JPM BWI Hotel, L.L.C.	Delaware – Limited Liability Company

94.	FelCor/JPM Hospitality Holdco (SPE), L.L.C.	Delaware – Limited Liability Company

95.	FelCor/JPM Hospitality (SPE), L.L.C.	Delaware – Limited Liability Company

96.	FelCor/JPM Hotels, L.L.C.	Delaware – Limited Liability Company

97.	FelCor/JPM Orlando Hotel, L.L.C.	Delaware – Limited Liability Company

98.	FelCor/JPM Phoenix Hotel, L.L.C.	Delaware – Limited Liability Company

99.	FelCor/JPM Wilmington Hotel, L.L.C.	Delaware – Limited Liability Company

100.	FelCor/LAX Holdings, L.P.	Delaware – Limited Partnership

101.	FelCor/LAX Hotels, L.L.C.	Delaware – Limited Liability Company

102.	FelCor/MM S-7 Holdings, L.P.	Delaware – Limited Partnership

103.	FelCor/MM S-7 Hotels, L.L.C.	Delaware – Limited Liability Company

104.	FelCor/New Orleans Annex, L.L.C.	Delaware – Limited Liability Company

105.	FelCor/St. Paul Holdings, L.P.	Delaware – Limited Partnership

106.	FelCor/Tysons Corner Hotel Company, L.L.C.	Delaware – Limited Liability Company

107.	Grande Palms, L.L.C.	Delaware – Limited Liability Company

108.	HI Chat-Lem/Iowa-New Orleans Joint Venture	Louisiana – General Partnership

109.	Kingston Plantation Development Corp.	Delaware – Corporation

110.	Los Angeles International Airport Hotel Associates, a Texas Limited Partnership	Texas – Limited Partnership

111.	Lovefield Beverage Corporation	Texas – Corporation

112.	Margate Towers at Kingston Plantation, L.L.C.	Delaware – Limited Liability Company

113.	MHV Joint Venture	Texas – General Partnership

114.	Napa Creek Residential, L.L.C.	Delaware – Limited Liability Company

115.	Park Central Joint Venture	Texas – General Partnership

116.	Promus/FCH Condominium Company, L.L.C.	Delaware – Limited Liability Company

117.	Promus/FCH Development Company, L.L.C.	Delaware – Limited Liability Company

118.	Promus/FelCor Hotels, L.L.C.	Delaware – Limited Liability Company

119.	Promus/FelCor Lombard Venture	Illinois – General Partnership

120.	Promus/FelCor Manager, Inc.	Delaware – Corporation

121.	Promus/FelCor Parsippany Venture	New Jersey – General Partnership

122.	Promus/FelCor San Antonio Venture	Texas – General Partnership

123.	Royale Palms Rental, L.L.C.	Delaware – Limited Liability Company

124.	Tysons Corner Hotel Company, L.L.C.	Delaware – Limited Liability Company